UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 15, 2008
                                                    (August 7, 2008)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
       Toronto, Ontario, Canada                                   M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code


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      On August 1, 2008, Devine Entertainment Corporation (the "Company") filed a Form 8-K (the "Initial Filing") disclosing a change in the Company's certifying accountant. On August 7, 2008, the Company received a comment letter from the United States Securities and Exchange Commission regarding the Initial Filing. In response to such comment letter, the Company hereby amends the Item
4.01 disclosure contained in the Initial Filing as follows:

Item 4.01. Changes in Registrant's Certifying Accountant.

      On July 11, 2008, the Company dismissed Deloitte & Touche LLP as its independent accounting firm. The reports of Deloitte & Touche LLP on the Company's financial statements for the year 2007 neither contained an adverse opinion or disclaimer of opinion nor were modified as to uncertainty, audit scope or accounting principles. The decision to change the Company's independent accounting firm was approved by the Company's board of directors.

      During the Company's engagement of Deloitte & Touche LLP and through the date of dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements.

      On July 11, 2008, the Company provided Deloitte & Touche LLP with a copy of the disclosure set forth herein and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with such disclosure. On July 29, 2008, the Company received a letter (the "Letter") from Deloitte & Touche LLP in which Deloitte & Touche LLP stated that it did not agree with the Company's statement that there were no disagreements concerning matters of accounting principles or practice, financial reporting disclosure or auditing scope or procedures. A copy of the Letter is annexed hereto as Exhibit
16.1 and incorporated herein by reference.

      On July 11, 2008, the Company engaged Zeifmans LLP to serve as the Company's independent accounting firm. The engagement of Zeifmans LLP was approved by the Company's board of directors.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

            16.1 Letter dated July 29, 2008 from Deloitte & Touche LLP to the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Devine Entertainment Corporation

Date: August 15, 2008

                                              By: /s/ Richard Mozer
                                                  ------------------------------
                                                  Name:  Richard Mozer
                                                  Title: Chief Financial Officer